UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 1, 2024, Interactive Strength Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with CLMBR Holdings LLC ("CLMBR" and collectively with the Company, the “Borrower”), and Treadway Holdings LLC (“Treadway”) pursuant to which the Company sold, and Treadway purchased, a Senior Secured Convertible Promissory Note (the “Original Note”) in the aggregate principal amount of $6,000,000, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Original Note was thereafter amended and restated in its entirety (the “Amended and Restated Note”).

As previously disclosed, as of March 3, 2025, the Amended and Restated Note had a conversion price of $2.57 and, on that date, the Amended and Restated Note was bought by TR Opportunities II LLC (the “Current Holder”).

As of April 18, 2025, the Amended and Restated Note had a principal amount of approximately $1.9 million. On that date, the Company, CLMBR, and the Current Holder entered into a Letter Agreement (the “Letter Agreement”) that amends Section 3(a) of the Amended and Restated Note to lower its conversion price to $1.10 (a premium to the closing price of the Common Stock on April 17, 2025). The shares of Common Stock to be issued pursuant to conversions of the Amended and Restated Note are referred to herein as “Conversion Shares.”

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Conversion Shares is incorporated by reference into this Item 3.02.

The Conversion Shares will be issued pursuant to an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated April 18, 2025, by and among Interactive Strength Inc., CLMBR Holdings LLC, and TR Opportunities II LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	April 18, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)